UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-5576

Name of Fund:  Merrill Lynch Global Allocation Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Global Allocation Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 04/30/04

Item 1 - Report to Stockholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Global Allocation Fund, Inc.


Semi-Annual Report
April 30, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Global Allocation Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



A Letter From the President


Dear Shareholder

Equity markets produced positive results for the recent six-month reporting period. The U.S. stock market, as measured by the Standard & Poor's 500 Index, returned +6.27% while the Morgan Stanley Capital International (MSCI) World Index, which measures the performance of equity markets in 23 developed nations around the world, returned +8.43% for the six months ended April 30, 2004. European markets, as represented by the MSCI Europe Index, returned +12.87% for the same period.

The positive market returns have been supported by improving economies in important areas globally. In particular, the U.S. economy has benefited from fiscal and monetary stimulus in the form of low interest rates and tax cuts. This has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. Since the United States represents 32% of global gross domestic product (GDP), the acceleration of its economy has provided encouragement to other areas of the world.

Elsewhere, China has recorded a remarkable rate of economic expansion. With real GDP growth of 9.1% in 2003, the country has helped fuel growth in the economies of its trading partners. Japan, in the meantime, finally appears to be emerging from a long period of deflation. In Europe, the European Union prepared to welcome ten new member nations in May, and the enhanced integration may create further economic opportunities.

The events and efforts of the past year leave us with stronger global economies today. Of course, markets will always fluctuate, and there are many uncertainties--not the least of which are geopolitical in nature--which can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004



We are pleased to present to you the management team of

Merrill Lynch Global Allocation Fund, Inc.


Senior Portfolio Manager Dennis Stattman joined Merrill Lynch Investment Managers in 1989 and heads the Merrill Lynch Global Allocation Fund team. He received a bachelor's degree from the University of Virginia and an MBA from the University of Chicago. He is a CFA R charterholder.

In addition to Mr. Stattman, the investment team includes Analysts Karen Morely Wescott, James Wei, Dan Chamby, Catharine Brady Rauscher and Lisa O'Donnell. Ms. Westcott received an MBA from Boston College and is a CFA charterholder. Mr. Wei received a bachelor's degree from the California Institute of Technology and a master's degree and an MBA from the University of Chicago and is a CFA charterholder. Mr. Chamby holds a bachelor's degree from Duquesne University and an MBA from The Wharton School of the University of Pennsylvania and is a CFA charterholder. Ms. Rauscher earned a bachelor's degree from The Pennsylvania State University and an MBA from St. Joseph's University and is a CFA charterholder. Ms. O'Donnell received a bachelor's degree from the College of William and Mary and a Juris Doctorate from Rutgers University School of Law. The team has a combined 103 years of investment experience.


Dennis Stattman
Senior Portfolio Manager



Table of Contents

A Letter From the President                                2
A Discussion With Your Fund's Portfolio Manager            4
Portfolio Information                                      6
Performance Data                                           8
Schedule of Investments                                   11
Financial Information                                     29
Financial Highlights                                      32
Notes to Financial Statements                             37
Officers and Directors                                    43



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund outperformed its Reference Portfolio and its comparable
Lipper category of Global Flexible Portfolio Funds for the period, benefiting from an asset allocation that favored equities over fixed income investments.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2004, Merrill Lynch Global Allocation Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +8.35%, +7.97%, +7.95%, +8.53% and +8.20%, respectively. (Fund results shown do not include sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 8 - 10 of this report to shareholders. A full description of the Reference Portfolio can be found on page 9 of this report to shareholders.)

Fund results were slightly below the +8.75% return of its broad-based, all-equity benchmark, the unmanaged Financial Times Stock Exchange (FTSE) World Index, but significantly exceeded the +5.72% return of its Reference Portfolio for the same six-month period. Because the Fund invests in a combination of equities and bonds, the Reference Portfolio provides a more comparable means for measurement. Returns for each component of the Reference Portfolio for the six months ended April 30, 2004, were as follows: the unmanaged Standard & Poor's 500 Index returned +6.27%; the unmanaged FTSE World Index (Ex-U.S.) returned +11.52%; the unmanaged Merrill Lynch Treasury Index GA05 returned +.55%; and the unmanaged Citigroup World Government Bond Index (Ex-U.S.) returned +3.68%.

The Fund also outperformed its comparable Lipper category of Global Flexible Portfolio Funds, which posted a return of +6.44% for the same six-month period. (Funds in this Lipper category allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, and focus on total return. At least 25% of portfolio assets are invested in securities traded outside the United States, and may include shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.)

The Fund achieved these results in an environment that saw global equity markets move higher, aided by evidence of improving economic and earnings news in the United States. These gains were primarily achieved in the first four months of the reporting period. During this time, the U.S. dollar continued to weaken and U.S. bond yields declined as inflation stayed low and investors awaited evidence of meaningful employment growth.

March and April 2004 were characterized by increased volatility in equity, bond and currency markets with reversals in many of the earlier trends. These changes reflected the impact on investor sentiment following the Madrid terrorist attacks, strong U.S. employment data, and increased expectations that the Federal Reserve Board would soon raise interest rates.


What factors contributed to the Fund's performance during the period?

The Fund's performance reflected an asset allocation strategy that included a relatively neutral position in equities at the beginning of the period, and a significant underweight in fixed income, particularly high-quality, long-term U.S. government bonds. The Fund benefited from the continued broad-based appreciation in global equity markets, notably in Asia and the United States, as well as effective stock selection in the financials, technology and energy sectors. The Fund was overweight in international equities, and this contributed to its outperformance of the Reference Portfolio.

The makeup of the Fund's fixed income portfolio also contributed to the favorable performance for the six-month period. Although the Fund was underweight in fixed income as a whole, it continued to benefit from the positioning of its fixed income component. This included significant exposure to U.S. corporate and high yield securities as well as European and Canadian sovereign debt, which it favored over U.S. Treasury issues.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004



What changes were made to the portfolio during the period?

We continued to focus on attractively valued stocks, particularly in the United States and Asia. Our strategy included taking profits in those stocks that outperformed, notably in the financial, information technology and energy sectors. We began the period with an equity weighting consistent with that of our Reference Portfolio at 60% of net assets. As of April 30, 2004, the Fund's equity allocation stood at 54.3% of net assets, reflecting a reduction in our U.S. and European equity exposure as these markets had enjoyed strong returns.

The Fund was significantly underweight in fixed income securities for the duration of the six-month period, with 20.7% of net assets invested in bonds worldwide compared to the Reference Portfolio's fixed income allocation of 40%. While exposure to U.S.-denominated corporate bonds decreased due to profit-taking as markets appreciated, this was offset by an increase in euro-denominated bonds. (Please note that the Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.)

Approximately 5.6% of the Fund's net assets was invested in convertible securities as of April 30, 2004, compared to 6.6% at October 31, 2003. These securities are reported as a portion of the Fund's fixed income securities, although some of these securities may tend to perform similar to equities. Given the changes outlined above, primarily the decrease in equity exposure, the Fund's cash holdings increased from 19.1% of net assets to 25.0% over the past six months. Cash is actively managed and, as such, allocations to cash are an integral part of the Fund's investment strategy. Currently, most of the Fund's cash is considered zero-duration fixed income and includes short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.


How would you characterize the Fund's position at the close of the period?

Compared to its Reference Portfolio, the Fund ended the period somewhat underweight in equities, significantly underweight in fixed income securities and overweight in cash reserves. Within the equity segment, the Fund was underweight in U.S. and European stocks and overweight in Asian stocks.

In terms of sector allocations, the Fund was overweight in the energy, materials and telecommunications industries and underweight in consumer discretionary, technology, industrials, health care, consumer staples, financials and utilities. The Fund ended the six-month period with little exposure to long-term, high-grade fixed income securities. We find the yields on these instruments to be unattractive given the associated risk of future interest rate increases.

As for currency exposure, we ended the period with an underweight in the euro and the Japanese yen and overweight the U.S. dollar. We have small overweight positions in several Asian currencies.

The investment team continues to look for undervalued companies that are expected to generate above-average rates of return. At the close of the period, the portfolio's equity allocation - although underweight relative to our Reference Portfolio - was still higher than during most of the Fund's history. For that reason, we expect the Fund may exhibit a somewhat higher beta compared to the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Fund's current positioning, we believe that both of these measures should remain below those typical of most all-equity funds in most market conditions.


Dennis Stattman
Vice President and Senior Portfolio Manager


May 15, 2004



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Portfolio Information


Worldwide Investments As of 4/30/04


Breakdown of Stocks &
Fixed Income Securities                 Percent of
by Country                             Net Assets++

United States                              61.4%*
Japan                                       8.8*
Germany                                     4.3
Europe                                      3.6
United Kingdom                              3.1
France                                      2.7
Canada                                      2.3
India                                       2.1
Australia                                   2.0*
Netherlands                                 1.6
South Korea                                 1.6
Thailand                                    0.8
Italy                                       0.8
Switzerland                                 0.8
Singapore                                   0.6
Sweden                                      0.6
Hong Kong                                   0.5
Mexico                                      0.4
Cayman Islands                              0.4
Taiwan                                      0.3
Brazil                                      0.3
Spain                                       0.3
Indonesia                                   0.2
Luxembourg                                  0.2
Israel                                      0.2
Denmark                                     0.2*
New Zealand                                 0.1
Ireland                                     0.1
Finland                                     0.1
Belgium                                     0.1
South Africa                                0.0**
China                                       0.0**
Russia                                      0.0**

++Total may not equal 100%.

*Includes investments in short-term securities.

**Holdings are less than 0.1%.




Five Largest Industries*                Percent of
(Equity Investments)                    Net Assets

Insurance                                   7.2%
Oil & Gas                                   5.0
Pharmaceuticals                             3.8
Metals & Mining                             3.3
Commercial Banks                            2.7

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



Ten Largest Holdings                    Percent of
(Equity Investments)                    Net Assets

Millea Holdings, Inc.                       1.2%
Mitsui Sumitomo Insurance
Company, Limited                            1.2
Computer Associates
International, Inc.                         1.1
General Electric Company                    1.0
Microsoft Corporation                       1.0
Pfizer, Inc.                                0.9
NIPPONKOA Insurance Company,
Limited                                     0.9
Reliance Industries Ltd.                    0.7
American International
Group, Inc.                                 0.7
Citigroup, Inc.                             0.7



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004



Portfolio Information (concluded)

Overall Asset Exposure As of 4/30/04

                                                           Percent of Fund's Net Assets   Reference Portfolio+++
                                                             4/30/04        10/31/03           Percentages
U.S. Equities                                                  26.6%          31.6%                36.0%
European Equities                                               8.3            9.5                 14.2
Pacific Basin Equities                                         17.1           16.7                  7.8
Other Equities                                                  2.3            2.0                  2.0
Total Equities                                                 54.3*          59.8*                60.0

U.S. Dollar Denominated Fixed Income Securities                 8.5           11.7                 24.0
   U.S. Issuers                                                 6.3            9.9                  --
   Non-U.S. Issuers                                             2.2            1.8                  --
Non-U.S. Dollar Denominated Fixed Income Securities            12.2            9.4                 16.0
Total Fixed Income Securities                                  20.7++         21.1++               40.0

Cash & Cash Equivalents**                                      25.0           19.1                  --

*Includes value of Financial Futures Contracts.

**Cash &Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

++Includes Preferred Stock.

+++The Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World
Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and
16% Citigroup World Government Bond Index (Ex-U.S.). Descriptions of these Indexes can be found on page 9 of this report to shareholders in the "Recent Performance Results" section.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or a deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004



Performance Data (continued)


Recent Performance Results

                                                                                                 10-Year/
                                                               6-Month        12-Month       Since Inception
As of April 30, 2004                                         Total Return   Total Return       Total Return
ML Global Allocation Fund, Inc.--Class A Shares*                + 8.35%        +29.53%           +177.23%
ML Global Allocation Fund, Inc.--Class B Shares*                + 7.97         +28.56            +155.69
ML Global Allocation Fund, Inc.--Class C Shares*                + 7.95         +28.51            +157.33
ML Global Allocation Fund, Inc.--Class I Shares*                + 8.53         +29.81            +183.14
ML Global Allocation Fund, Inc.--Class R Shares*                + 8.20         +29.46            + 34.78
FTSE World Index**                                              + 8.75         +30.87     +100.54/+90.31/+39.35
Reference Portfolio***                                          + 5.72         +19.14     +118.14/+109.09/+25.15
U.S. Stocks: Standard & Poor's 500 Index****                    + 6.27         +22.88     +193.41/+180.52/+24.72
Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities*****       +11.52         +41.01      +52.89/+45.90/+48.33
U.S. Bonds: ML Treasury Index GA05++                            + 0.55         + 0.99      +90.43/+90.64/+3.26
Non-U.S. Bonds: Citigroup World Government
Bond Index (Ex-U.S.)++++                                        + 3.68         + 9.22      +81.12/+71.28/+16.22

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's 10 year/since inception periods are for 10 years for Class B
& Class I Shares, from 10/21/94 for Class A & Class C Shares and from 1/03/03 for Class R Shares.

**This unmanaged broad-based capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States. Ten-year/since inception total returns are for 10 years, from 10/31/94 and from 1/31/03, respectively.

***The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% of the FTSE
World Index (Ex-U.S.) Equities; 24% of the Merrill Lynch Treasury
Index GAO5; and 16% of the Citigroup World Government Bond Index (Ex-
U.S.). Ten-year/since inception total returns are for 10 years, from 10/31/94 and from 1/31/03, respectively.

****This unmanaged broad-based Index is comprised of common stocks.
Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03, respectively.

*****This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States. Ten-year/since inception total returns are for 10 years, from 10/31/94 and from 1/31/03, respectively.

++This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03, respectively.

++++This unmanaged market capitalization-weighted Index tracks ten government bond indexes, excluding the United States. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03, respectively.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 4/30/04                  +29.53%          +22.73%
Five Years Ended 4/30/04                + 9.02           + 7.85
Inception (10/21/94)
through 4/30/04                         +11.30           +10.67

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 4/30/04                  +28.56%          +24.56%
Five Years Ended 4/30/04                + 8.18           + 7.89
Ten Years Ended 4/30/04                 + 9.84           + 9.84

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 4/30/04                  +28.51%          +27.51%
Five Years Ended 4/30/04                + 8.17           + 8.17
Inception (10/21/94)
through 4/30/04                         +10.43           +10.43

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 4/30/04                  +29.81%          +23.00%
Five Years Ended 4/30/04                + 9.31           + 8.14
Ten Years Ended 4/30/04                 +10.97           +10.37

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


                                                      Return Without
                                                       Sales Charge
Class R Shares

One Year Ended 4/30/04                                   +29.46%
Inception (1/03/03) through 4/30/04                      +25.36



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Schedule of Investments

                                                                                                    Value        Percent of
Country      Industry++              Shares Held  Common Stocks                               (in U.S. dollars)  Net Assets
Australia    Food Products             7,500,000  Burns, Philp & Company Limited (c)              $     3,304,065      0.1%

             Metals & Mining           5,684,000  BHP Billiton Limited                                 47,084,175      0.6
                                       2,138,791  Blue Scope Steel Limited                              9,082,453      0.1
                                       1,200,000  Rio Tinto Limited                                    28,191,799      0.3
                                       5,000,000  WMC Resources Limited                                17,296,690      0.2
                                                                                                  ---------------    ------
                                                                                                      101,655,117      1.2

             Oil & Gas                   801,500  Woodside Petroleum Limited                            9,574,068      0.1

                                                  Total Common Stocks in Australia                    114,533,250      1.4


Belgium      Diversified                 139,806  Belgacom SA (c)                                       4,240,090      0.1
             Telecommunication
             Services

                                                  Total Common Stocks in Belgium                        4,240,090      0.1


Brazil       Metals & Mining              39,400  Companhia Vale do Rio Doce (ADR)++++                  1,792,700      0.0
                                         194,000  Companhia Vale do Rio Doce
                                                  (Sponsored ADR)++++                                   7,583,460      0.1
                                                                                                  ---------------    ------
                                                                                                        9,376,160      0.1

             Oil & Gas                   563,800  Petroleo Brasileiro SA--Petrobras (ADR)++++          16,293,820      0.2

                                                  Total Common Stocks in Brazil                        25,669,980      0.3


Canada       Communications            4,210,000  Nortel Networks Corporation (c)                      15,745,400      0.2
             Equipment

             Metals & Mining             949,800  Inco Limited (c)                                     27,306,750      0.3
                                       1,600,000  Placer Dome Inc.                                     22,400,000      0.3
                                                                                                  ---------------    ------
                                                                                                       49,706,750      0.6

             Multiline Retail          1,365,500  Hudson's Bay Company                                 12,689,395      0.1

             Wireless                    593,700  Rogers Wireless Communications Inc. 'B' (c)          14,498,154      0.2
             Telecommunication
             Services

                                                  Total Common Stocks in Canada                        92,639,699      1.1


China        Insurance                   115,400  China Life Insurance Co., Limited (ADR)++++ (c)       2,534,184      0.0

                                                  Total Common Stocks in China                          2,534,184      0.0


Denmark      Commercial Services         168,973  ISS A/S                                               8,438,034      0.1
             & Supplies

                                                  Total Common Stocks in Denmark                        8,438,034      0.1


Finland      Paper & Forest              447,143  Stora Enso Oyj 'R'                                    6,030,145      0.1
             Products

                                                  Total Common Stocks in Finland                        6,030,145      0.1


France       Automobiles                 146,258  PSA Peugeot Citroen                                   7,858,149      0.1

             Commercial Banks            314,532  BNP Paribas SA                                       18,889,973      0.2
                                         267,073  Credit Agricole SA                                    6,588,767      0.1
                                                                                                  ---------------    ------
                                                                                                       25,478,740      0.3

             Communications              244,500  Alcatel (ADR)++++ (c)                                 3,584,370      0.0
             Equipment



Portfolio Abbreviations


To simplify the currency denominations of Merrill Lynch Global
Allocation Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the currencies according to the list at right.


AUD      Australian Dollar
CAD      Canadian Dollar
DEM      German Deutschemark
DKK      Danish Krone
EUR      Euro
GBP      Great Britain Pound
JPY      Japanese Yen
NZD      New Zealand Dollar
SEK      Swedish Kronor
USD      United States Dollar



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry++              Shares Held  Common Stocks                               (in U.S. dollars)  Net Assets
France       Construction &               54,087  Societe Generale d'Entreprises SA               $     5,264,749      0.1%
(concluded)  Engineering

             Construction                104,396  Lafarge SA (Ordinary)                                 8,697,560      0.1
             Materials

             Diversified                 485,285  France Telecom SA                                    11,710,338      0.1
             Telecommunication
             Services

             Hotels, Restaurants &       305,360  Accor SA                                             12,855,691      0.2
             Leisure

             Insurance                   320,439  Axa                                                   6,749,101      0.1

             Media                       163,091  Vivendi Universal SA (c)                              4,103,658      0.0

             Metals & Mining             426,249  Arcelor                                               7,081,991      0.1

             Oil & Gas                   119,341  TotalFinaElf SA                                      22,074,169      0.3

                                                  Total Common Stocks in France                       115,458,516      1.4


Germany      Air Freight &               324,496  Deutsche Post AG (Registered Shares)                  7,153,521      0.1
             Logistics

             Airlines                    322,426  Deutsche Lufthansa AG (Registered Shares)             5,179,211      0.1

             Automobiles                 172,782  Bayerische Motoren Werke (BMW) AG                     7,450,196      0.1

             Chemicals                   129,987  Linde AG                                              7,108,598      0.1

             Construction &              347,663  Hochtief AG                                           9,727,206      0.1
             Engineering

             Diversified Financial       121,220  Deutsche Boerse AG                                    6,666,939      0.1
             Services

             Diversified                 775,530  Deutsche Telekom AG (Registered Shares) (c)          13,387,204      0.1
             Telecommunication
             Services

             Electric Utilities          210,861  E.On AG                                              13,978,165      0.2

             Insurance                    96,105  Allianz AG (Registered Shares)                       10,196,875      0.1

             Pharmaceuticals             197,069  Schering AG                                          10,358,973      0.1

             Textiles, Apparel &          72,881  Adidas-Salomon  AG                                    8,416,853      0.1
             Luxury Goods

                                                  Total Common Stocks in Germany                       99,623,741      1.2


Hong Kong    Automobiles               8,000,000  Denway Motors Limited                                 3,820,611      0.1

             Diversified Financial     1,133,659  HSBC Holdings PLC                                    16,569,287      0.2
             Services

             Industrial                2,999,950  Hutchison Whampoa Limited                            20,192,489      0.2
             Conglomerates

             Transportation            2,250,000  Hainan Meilan Airport Company Limited 'H'             1,687,543      0.0
             Infrastructure

                                                  Total Common Stocks in Hong Kong                     42,269,930      0.5


India        Automobiles                 540,000  Bajaj Auto Limited                                   11,180,076      0.1
                                         200,000  Tata Motors Limited                                   2,127,052      0.0
                                                                                                  ---------------    ------
                                                                                                       13,307,128      0.1

             Chemicals                 5,200,000  Reliance Industries Ltd. (c)                         61,553,407      0.7

             Commercial Banks            400,000  Oriental Bank of Commerce                             2,859,906      0.1
                                         181,500  State Bank of India                                   2,622,710      0.0
                                                                                                  ---------------    ------
                                                                                                        5,482,616      0.1

             Construction              1,304,331  Gujarat Ambuja Cements Limited (c)                    9,755,354      0.1
             Materials

             Gas Utilities               350,000  Gail India Limited                                    1,718,518      0.0

             Household Products        1,150,000  Hindustan Lever Ltd.                                  3,651,450      0.1

             Information Technology      239,900  Infosys Technologies Limited                         27,765,984      0.3
             Services

             Pharmaceuticals             157,900  Dr. Reddy's Laboratories Limited                      3,087,341      0.1
                                         361,600  Ranbaxy Laboratories Limited                          8,639,939      0.1
                                                                                                  ---------------    ------
                                                                                                       11,727,280      0.2

             Road & Rail                 412,000  Container Corporation Of India Limited                7,013,357      0.1

             Thrifts & Mortgage        1,300,000  Housing Development Finance Corporation Ltd.
             Finance                              (HDFC)                                               17,452,215      0.2

                                                  Total Common Stocks in India                        159,427,309      1.9


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry++              Shares Held  Common Stocks                               (in U.S. dollars)  Net Assets
Indonesia    Commercial Banks         10,000,000  PT Bank Danamon Indonesia Tbk                   $     3,729,219      0.0%

             Paper & Forest            2,700,000  Asia Pacific Resources International
             Products                             Holdings Ltd. 'A' (c)                                   405,000      0.0

             Tobacco                  26,299,500  PT Hanjaya Mandala Sampoerna Tbk                     15,272,996      0.2

                                                  Total Common Stocks in Indonesia                     19,407,215      0.2


Ireland      Commercial Banks            595,955  Bank of Ireland                                       7,222,597      0.1

                                                  Total Common Stocks in Ireland                        7,222,597      0.1


Israel       Communications            2,600,000  ECI Telecom Limited (c)                              14,560,000      0.2
             Equipment

                                                  Total Common Stocks in Israel                        14,560,000      0.2


Italy        Commercial Banks          2,738,259  Capitalia SpA                                         7,575,985      0.1
                                       5,118,819  Intesa BCI SpA                                       16,948,145      0.2
                                                                                                  ---------------    ------
                                                                                                       24,524,130      0.3

             Diversified               3,632,947  Telecom Italia SpA                                   11,645,261      0.1
             Telecommunication
             Services

             Electric Utilities          756,348  Enel SpA                                              6,029,372      0.1

             Insurance                   243,504  Societa Assicuratrice Industriale SpA                 5,380,310      0.1

             Oil & Gas                   898,899  ENI SpA                                              18,266,722      0.2

                                                  Total Common Stocks in Italy                         65,845,795      0.8


Japan        Auto Components             400,000  Toyota Industries Corporation                         8,699,198      0.1

             Automobiles               1,948,000  Fuji Heavy Industries, Ltd.                           9,373,277      0.1
                                         175,000  Honda Motor Co., Ltd.                                 7,025,055      0.1
                                       3,082,000  Suzuki Motor Corporation                             48,650,664      0.6
                                                                                                  ---------------    ------
                                                                                                       65,048,996      0.8

             Beverages                     1,500  Coca-Cola Central Japan Co., Ltd.                    10,357,483      0.1
                                         593,100  Coca-Cola West Japan Company Limited                 13,382,438      0.2
                                         603,000  Hokkaido Coca-Cola Bottling Co., Ltd.                 3,759,358      0.0
                                         691,000  Kinki Coca-Cola Bottling Co., Ltd.                    6,111,332      0.1
                                       1,143,000  Mikuni Coca-Cola Bottling                            10,626,777      0.1
                                                                                                  ---------------    ------
                                                                                                       44,237,388      0.5

             Chemicals                 1,000,000  Asahi Chemical Industry Co., Ltd.                     5,464,184      0.1
                                         450,000  Shin-Etsu Chemical Co., Ltd.                         18,186,761      0.2
                                                                                                  ---------------    ------
                                                                                                       23,650,945      0.3

             Commercial Banks          1,445,238  The Bank of Yokohama, Ltd. (c)                        7,897,046      0.1
                                         330,600  Shinsei Bank, Ltd.                                    2,225,869      0.0
                                                                                                  ---------------    ------
                                                                                                       10,122,915      0.1

             Construction &            1,900,000  JGC Corporation                                      16,838,385      0.2
             Engineering               1,440,000  Kinden Corporation                                    8,820,987      0.1
                                                                                                  ---------------    ------
                                                                                                       25,659,372      0.3

             Consumer Finance            550,000  Credit Saison Co., Ltd.                              16,098,047      0.2

             Diversified                     740  Nippon Telegraph & Telephone Corporation (NTT)        3,889,266      0.0
             Telecommunication
             Services


             Electronic Equipment      1,299,000  Hitachi Ltd.                                          9,122,604      0.1
             & Instruments               103,000  Murata Manufacturing Co., Ltd.                        6,757,465      0.1
                                                                                                  ---------------    ------
                                                                                                       15,880,069      0.2


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry++              Shares Held  Common Stocks                               (in U.S. dollars)  Net Assets
Japan        Food & Staples              569,000  Ito-Yokado Co., Ltd.                            $    23,666,440      0.3%
(concluded)  Retailing                   250,000  Seiyu, Ltd. (c)                                         897,105      0.0
                                                                                                  ---------------    ------

                                                                                                       24,563,545      0.3

             Gas Utilities             2,000,000  Tokyo Gas Co.                                         7,412,442      0.1

             Household Products          419,700  Rohto Pharmaceutical Co., Ltd.                        3,757,542      0.0

             Insurance                 8,998,600  Aioi Insurance Company, Limited                      39,548,013      0.5
                                       1,094,000  The Dowa Fire & Marine Insurance Co., Ltd.            5,759,721      0.1
                                           7,190  Millea Holdings, Inc.                               102,290,789      1.2
                                      10,500,350  Mitsui Sumitomo Insurance Company, Limited           98,861,525      1.2
                                      12,926,000  NIPPONKOA Insurance Company, Limited                 77,540,773      0.9
                                                                                                  ---------------    ------
                                                                                                      324,000,821      3.9

             Machinery                    70,000  Fanuc Ltd.                                            4,287,980      0.0
                                       1,000,000  Kubota Corporation                                    4,340,537      0.1
                                                                                                  ---------------    ------
                                                                                                        8,628,517      0.1

             Office Electronics          725,000  Canon, Inc.                                          38,038,603      0.5
             Pharmaceuticals             108,000  Kyorin Pharmaceutical Co., Ltd.                       1,501,264      0.0
                                         700,000  Takeda Chemical Industries, Ltd.                     28,227,085      0.4
                                                                                                  ---------------    ------
                                                                                                       29,728,349      0.4

             Wireless                      5,000  NTT DoCoMo, Inc.                                      9,922,523      0.1
             Telecommunication
             Services

                                                  Total Common Stocks in Japan                        659,338,538      7.9


Mexico       Beverages                   200,000  Fomento Economico Mexicano, SA de CV
                                                  (ADR)++++                                             8,744,000      0.1

             Food Products               700,000  Grupo Industrial Maseca SA de CV (ADR)++++            5,005,000      0.0

             Media                       350,000  Grupo Televisa SA (ADR)++++                          15,256,500      0.2

                                                  Total Common Stocks in Mexico                        29,005,500      0.3


Netherlands  Chemicals                   139,485  Akzo Nobel NV                                         5,083,114      0.1

             Commercial Services &       692,329  Buhrmann NV                                           6,539,846      0.1
             Supplies                    502,778  Vedior NV 'A'                                         7,304,789      0.1
                                                                                                  ---------------    ------
                                                                                                       13,844,635      0.2

             Diversified Financial       612,904  ING Groep NV                                         13,136,774      0.1
             Services

             Diversified                 459,008  KPN NV                                                3,306,919      0.0
             Telecommunication
             Services

             Food & Staples              847,114  Koninklijke Ahold NV (c)                              6,559,990      0.1
             Retailing                   473,202  Koninklijke Ahold NV (ADR)++++                        3,643,655      0.0
                                                                                                  ---------------    ------
                                                                                                       10,203,645      0.1

             Household Durables          367,508  Koninklijke (Royal) Philips Electronics NV           10,009,304      0.1

             Media                       310,460  Wolters Kluwer NV 'A'                                 5,228,905      0.1

             Oil & Gas                   500,719  Royal Dutch Petroleum Company                        24,351,620      0.3
                                         200,000  Royal Dutch Petroleum Company
                                                  (NY Registered Shares)                                9,732,000      0.1
                                                                                                  ---------------    ------
                                                                                                       34,083,620      0.4

                                                  Total Common Stocks in the Netherlands               94,896,916      1.1


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry++              Shares Held  Common Stocks                               (in U.S. dollars)  Net Assets
Singapore    Beverages                   900,000  Fraser & Neave Limited                           $    7,035,176      0.1%

             Commercial Banks            800,000  Oversea-Chinese Banking Corporation Ltd.              5,689,265      0.1

             Health Care               7,500,000  Parkway Holdings Limited                              5,245,526      0.0
             Providers &
             Services

             Industrial                4,399,500  Keppel Corporation Ltd.                              18,488,010      0.2
             Conglomerates

             Real Estate               7,000,000  Keppel Land Limited                                   6,582,621      0.1

             Transportation            9,000,000  SembCorp Logistics Limited                            9,521,291      0.1
             Infrastructure

                                                  Total Common Stocks in Singapore                     52,561,889      0.6


South        Paper & Forest              300,000  Sappi Limited (ADR)++++                               4,086,000      0.0
Africa       Products

                                                  Total Common Stocks in South Africa                   4,086,000      0.0


South        Diversified               2,068,700  KT Corporation (ADR)++++                             38,270,950      0.5
Korea        Telecommunication
             Services

             Metals & Mining             251,330  POSCO                                                30,737,508      0.4
                                         550,000  POSCO (ADR)++++                                      16,912,500      0.2
                                                                                                  ---------------    ------
                                                                                                       47,650,008      0.6

             Tobacco                   1,000,000  KT&G Corporation                                     25,397,366      0.3

             Wireless                     19,640  SK Telecom Co., Ltd.                                  3,347,680      0.0
             Telecommunication           371,650  SK Telecom Co., Ltd. (ADR)++++                        7,507,330      0.1
             Services                                                                             ---------------    ------
                                                                                                       10,855,010      0.1

                                                  Total Common Stocks in South Korea                  122,173,334      1.5


Spain        Commercial Banks            611,916  Banco Santander Central Hispano SA                    6,572,470      0.1

             Diversified                 179,614  Telefonica SA (ADR)++++                               7,926,366      0.1
             Telecommunication
             Services

             Electric Utilities          363,507  Union Electrica Fenosa, SA                            7,551,620      0.1

                                                  Total Common Stocks in Spain                         22,050,456      0.3


Sweden       Commercial Services &       561,541  Securitas AB 'B'                                      8,085,596      0.1
             Supplies

             Insurance                 1,368,451  Skandia Forsakrings AB                                5,373,886      0.1

             Machinery                   215,773  Volvo AB 'B'                                          7,385,956      0.1

                                                  Total Common Stocks in Sweden                        20,845,438      0.3


Switzerland  Capital Markets             355,482  Credit Suisse Group                                  12,529,329      0.2
                                         119,296  UBS AG (Registered Shares)                            8,478,425      0.1
                                                                                                  ---------------    ------
                                                                                                       21,007,754      0.3

             Construction                161,552  Holderbank Finan Glaris Ltd. (Registered Shares)      8,341,745      0.1
             Materials

             Food Products                56,231  Nestle SA (Registered Shares)                        14,224,717      0.2

             Insurance                    56,651  Swiss Life Holding (c)                                7,733,478      0.1

             Pharmaceuticals             257,197  Novartis AG (Registered Shares)                      11,465,361      0.1

                                                  Total Common Stocks in Switzerland                   62,773,055      0.8


Taiwan       Commercial Banks          1,500,000  First Financial Holding Co., Ltd. (c)                 1,097,231      0.0
                                       6,721,000  SinoPac Holdings Company                              3,500,099      0.0
                                       5,000,000  Taishin Financial Holdings Co., Ltd.                  4,379,892      0.1
                                                                                                  ---------------    ------
                                                                                                        8,977,222      0.1

             Diversified               1,000,000  Chunghwa Telecom Co., Ltd. (ADR)++++                 16,680,000      0.2
             Telecommunication
             Services

             Machinery                 4,508,000  Yuangtay Engineering Co., Ltd.                        2,646,177      0.0

                                                  Total Common Stocks in Taiwan                        28,303,399      0.3


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry++              Shares Held  Common Stocks                               (in U.S. dollars)  Net Assets
Thailand     Commercial Banks         18,000,000  Siam Commercial Bank Public Company
                                                  Limited (Registered Shares)                     $    20,807,298      0.3%

             Construction              2,200,000  Siam Cement Public Company Limited
             Materials                            'Foreign'                                            11,877,031      0.1
                                         641,700  Siam City Cement Public Company
                                                  Limited 'Foreign'                                     3,432,237      0.0
                                                                                                  ---------------    ------
                                                                                                       15,309,268      0.1

             Food Products             3,300,000  Thai Union Frozen Products Public Company
                                                  Limited 'Foreign'                                     1,946,513      0.0

             Household Durables       15,000,000  Land and Houses Public Company Limited
                                                  'Foreign'                                             4,161,460      0.1

             Oil & Gas                 1,202,900  PTT Exploration and Production Public
                                                  Company Limited 'Foreign'                             8,117,546      0.1
                                       4,000,000  PTT Public Company Limited 'Foreign'                 14,596,351      0.2
                                                                                                  ---------------    ------
                                                                                                       22,713,897      0.3

             Real Estate               9,000,000  Sansiri Public Company Limited 'Foreign'              1,765,809      0.0

             Transportation            1,941,900  Bangkok Expressway Public Company Limited
             Infrastructure                       'Foreign'                                             1,067,778      0.0

                                                  Total Common Stocks in Thailand                      67,772,023      0.8


United       Aerospace & Defense       2,756,232  BAE Systems PLC                                      10,252,094      0.1
Kingdom
             Commercial Banks          1,253,669  Barclays PLC                                         11,304,951      0.1
                                         342,916  HBOS PLC                                              4,442,248      0.1
                                         582,835  HSBC Holdings PLC                                     8,351,256      0.1
                                         582,610  Royal Bank of Scotland Group PLC                     17,491,607      0.2
                                                                                                  ---------------    ------
                                                                                                       41,590,062      0.5

             Food & Staples              852,747  Boots Group PLC                                       9,239,665      0.1
             Retailing

             Food Products               953,526  Unilever PLC                                          8,995,783      0.1

             Hotels, Restaurants       1,133,951  Compass Group PLC                                     7,138,673      0.1
             & Leisure

             Industrial                  693,795  Smiths Group PLC                                      8,593,942      0.1
             Conglomerates

             Insurance                 1,049,086  AVIVA PLC                                            10,250,794      0.1
                                         962,924  Prudential Corporation PLC                            7,564,680      0.1
                                                                                                  ---------------    ------
                                                                                                       17,815,474      0.2

             Oil & Gas                 2,766,710  BP Amoco PLC                                         23,918,453      0.3

             Pharmaceuticals             655,126  GlaxoSmithKline PLC                                  13,557,840      0.2

             Specialty Retail          1,611,709  Kesa Electricals PLC                                  8,059,917      0.1

             Transportation              747,366  BAA PLC                                               6,891,782      0.1
             Infrastructure

             Wireless                  6,764,953  Vodafone Group PLC                                   16,435,396      0.2
             Telecommunication
             Services

                                                  Total Common Stocks in the United Kingdom           172,489,081      2.1


United       Aerospace & Defense          47,000  General Dynamics Corporation                          4,400,140      0.1
States                                   125,000  Raytheon Company                                      4,032,500      0.0
                                                                                                  ---------------    ------
                                                                                                        8,432,640      0.1

             Air Freight &               100,000  ABX Air, Inc. (c)                                       580,000      0.0
             Logistics

             Auto Components             500,000  The Goodyear Tire & Rubber Company (c)                4,355,000      0.1

             Beverages                   225,000  Anheuser-Busch Companies, Inc.                       11,529,000      0.1
                                         125,000  Constellation Brands, Inc. (Class A) (c)              4,141,250      0.1
                                         100,000  PepsiAmericas, Inc.                                   2,003,000      0.0
                                                                                                  ---------------    ------
                                                                                                       17,673,250      0.2


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry++              Shares Held  Common Stocks                               (in U.S. dollars)  Net Assets
United       Capital Markets             350,000  The Bank of New York Company, Inc.               $   10,199,000      0.1%
States                                   425,000  J.P. Morgan Chase & Co.                              15,980,000      0.2
(continued)                              699,500  Knight Trading Group, Inc. (c)                        8,128,190      0.1
                                         125,000  Mellon Financial Corporation                          3,705,000      0.0
                                         275,000  Morgan Stanley                                       14,132,250      0.2
                                                                                                  ---------------    ------
                                                                                                       52,144,440      0.6

             Chemicals                   260,000  E.I. du Pont de Nemours and Company                  11,167,000      0.1
                                         200,000  Hercules Incorporated (c)                             2,222,000      0.0
                                         305,200  Millennium Chemicals Inc.                             4,996,124      0.1
                                                                                                  ---------------    ------
                                                                                                       18,385,124      0.2

             Commercial Banks            166,590  Bank of America Corporation                          13,408,829      0.2
                                         250,000  Charter One Financial, Inc.                           8,342,500      0.1
                                         266,700  Santander BanCorp                                     8,006,334      0.1
                                                                                                  ---------------    ------
                                                                                                       29,757,663      0.4

             Commercial Services &        90,000  Cendant Corporation                                   2,131,200      0.0
             Supplies                    836,400  Information Resources, Inc.                           2,551,020      0.0
                                         150,000  Waste Management, Inc.                                4,260,000      0.1
                                                                                                  ---------------    ------
                                                                                                        8,942,220      0.1

             Communications            1,300,000  3Com Corporation (c)                                  8,008,000      0.1
             Equipment                 1,875,000  ADC Telecommunications, Inc. (c)                      4,687,500      0.1
                                         400,000  Cisco Systems, Inc. (c)                               8,348,000      0.1
                                         150,000  Comverse Technology, Inc. (c)                         2,454,000      0.0
                                       1,621,200  Lucent Technologies Inc. (c)                          5,463,444      0.1
                                         230,000  Motorola, Inc.                                        4,197,500      0.0
                                         785,800  Paradyne Networks, Inc. (c)                           3,143,200      0.0
                                         500,000  Tellabs, Inc. (c)                                     4,365,000      0.1
                                                                                                  ---------------    ------
                                                                                                       40,666,644      0.5

             Computers &                 200,000  Apple Computer, Inc. (c)                              5,146,000      0.1
             Peripherals                 300,000  EMC Corporation (c)                                   3,348,000      0.0
                                         800,000  Hewlett-Packard Company                              15,760,000      0.2
                                          50,000  International Business Machines Corporation           4,408,500      0.0
                                       1,300,000  Maxtor Corporation (c)                                8,463,000      0.1
                                          50,000  NCR Corporation (c)                                   2,234,500      0.0
                                       3,500,000  Sun Microsystems, Inc. (c)                           13,650,000      0.2
                                                                                                  ---------------    ------
                                                                                                       53,010,000      0.6

             Construction &              200,000  Chicago Bridge & Iron Company NV
             Engineering                          (NY Registered Shares)                                5,750,000      0.1
                                       4,000,000  Foster Wheeler Ltd. (c)(e)                            5,600,000      0.1
                                       2,200,000  McDermott International, Inc. (c)                    18,172,000      0.2
                                       3,900,000  Quanta Services, Inc. (c)                            21,333,000      0.2
                                                                                                  ---------------    ------
                                                                                                       50,855,000      0.6

             Containers &                600,000  Crown Holdings, Inc. (c)                              5,064,000      0.0
             Packaging                   346,900  Smurfit-Stone Container Corporation (c)               5,963,211      0.1
                                                                                                  ---------------    ------
                                                                                                       11,027,211      0.1

             Diversified Financial       800,000  CIT Group Inc.                                       27,496,000      0.3
             Services                  1,175,000  Citigroup Inc. (g)                                   56,505,750      0.7
                                         162,396  Leucadia National Corporation                         8,001,251      0.1
                                                                                                  ---------------    ------
                                                                                                       92,003,001      1.1


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry++              Shares Held  Common Stocks                               (in U.S. dollars)  Net Assets
United       Diversified                 449,900  ALLTEL Corporation                              $    22,647,966      0.3%
States       Telecommunication           250,000  AT&T Corporation                                      4,287,500      0.1
(continued)  Services                     25,879  AboveNet, Inc. (c)                                    1,035,160      0.0
                                         320,000  BellSouth Corporation                                 8,259,200      0.1
                                         800,000  Cincinnati Bell Inc. (c)                              3,160,000      0.0
                                         950,000  General Communication, Inc. (Class A) (c)             8,455,000      0.1
                                         858,592  MCI, Inc.                                            12,174,835      0.1
                                       2,024,000  Metromedia International Group, Inc. (c)                586,960      0.0
                                         650,000  SBC Communications Inc.                              16,185,000      0.2
                                       1,300,000  Sprint Corporation                                   23,257,000      0.3
                                         500,000  Verizon Communications                               18,870,000      0.2
                                         382,831  WilTel Communications Group, Inc. (c)                         4      0.0
                                                                                                  ---------------    ------
                                                                                                      118,918,625      1.4

             Electric Utilities          208,000  DTE Energy Company                                    8,116,160      0.1
                                         350,000  PPL Corporation                                      14,997,500      0.2
                                                                                                  ---------------    ------
                                                                                                       23,113,660      0.3

             Electronic Equipment        250,000  Waters Corporation (c)                               10,787,500      0.1
             & Instruments

             Energy Equipment &           90,000  Baker Hughes Incorporated                             3,301,200      0.0
             Service                     500,000  ENSCO International Incorporated                     13,685,000      0.2
                                         600,000  GlobalSantaFe Corporation                            15,822,000      0.2
                                         300,000  Input/Output, Inc. (c)                                2,367,000      0.0
                                         300,000  Key Energy Services, Inc. (c)                         3,198,000      0.0
                                         100,000  Noble Corporation (c)                                 3,716,000      0.0
                                         600,000  Rowan Companies, Inc. (c)                            13,380,000      0.2
                                         400,000  Schlumberger Limited                                 23,412,000      0.3
                                         175,000  Transocean Inc. (c)                                   4,859,750      0.1
                                                                                                  ---------------    ------
                                                                                                       83,740,950      1.0

             Food & Staples              250,000  CVS Corporation                                       9,657,500      0.1
             Retailing                   118,000  Safeway Inc. (c)                                      2,708,100      0.0
                                         650,000  Wal-Mart Stores, Inc.                                37,050,000      0.5
                                         250,000  Walgreen Co.                                          8,620,000      0.1
                                                                                                  ---------------    ------
                                                                                                       58,035,600      0.7

             Food Products               150,000  Archer-Daniels-Midland Company                        2,634,000      0.0
                                         144,000  ConAgra, Inc.                                         4,160,160      0.1
                                         105,000  Kraft Foods Inc. (Class A)                            3,455,550      0.0
                                         225,000  Sara Lee Corporation                                  5,193,000      0.1
                                       3,000,000  Tyson Foods, Inc. (Class A)                          56,220,000      0.7
                                                                                                  ---------------    ------
                                                                                                       71,662,710      0.9

             Health Care                 200,000  Baxter International Inc.                             6,330,000      0.1
             Equipment & Supplies

             Health Care                  75,000  Aetna Inc. (New Shares)                               6,206,250      0.1
             Providers & Services        100,000  AmerisourceBergen Corporation                         5,789,000      0.1
                                         100,000  Andrx Group (c)                                       2,288,000      0.0
                                       2,350,000  Beverly Enterprises, Inc. (c)                        13,982,500      0.2
                                         100,000  CIGNA Corporation                                     6,451,000      0.1
                                         120,000  Cardinal Health, Inc.                                 8,790,000      0.1
                                          60,000  HCA Inc.                                              2,437,800      0.0
                                         400,000  LifePoint Hospitals, Inc. (c)                        14,304,000      0.2
                                         150,000  Manor Care, Inc.                                      4,866,000      0.1
                                       2,700,000  Stewart Enterprises, Inc. (Class A) (c)              19,710,000      0.2
                                         400,000  Tenet Healthcare Corporation (c)                      4,704,000      0.0
                                         350,000  Triad Hospitals, Inc. (c)                            11,903,500      0.1
                                         250,000  WellChoice Inc. (c)                                  10,600,000      0.1
                                                                                                  ---------------    ------
                                                                                                      112,032,050      1.3


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry++              Shares Held  Common Stocks                               (in U.S. dollars)  Net Assets
United       Hotels, Restaurants          44,000  Darden Restaurants, Inc.                        $       997,040      0.0%
States       & Leisure                 9,280,000  La Quinta Corporation (c)(e)                         66,723,200      0.8
(continued)                                                                                       ---------------    ------
                                                                                                       67,720,240      0.8

             Household Products          250,000  Kimberly-Clark Corporation                           16,362,500      0.2

             Information Technology      100,000  Automatic Data Processing, Inc.                       4,381,000      0.1
             Services                     50,000  Computer Sciences Corporation (c)                     2,045,500      0.0
                                         100,000  First Data Corporation                                4,539,000      0.1
                                         234,700  Sykes Enterprises, Incorporated (c)                   1,283,809      0.0
                                         200,000  Unisys Corporation (c)                                2,606,000      0.0
                                                                                                  ---------------    ------
                                                                                                       14,855,309      0.2

             Industrial                2,900,000  General Electric Company                             86,855,000      1.0
             Conglomerates               800,000  Tyco International Ltd.                              21,960,000      0.3
                                                                                                  ---------------    ------
                                                                                                      108,815,000      1.3

             Insurance                   700,000  ACE Limited (g)                                      30,688,000      0.4
                                         400,000  The Allstate Corporation                             18,360,000      0.2
                                         850,000  American International Group, Inc.                   60,902,500      0.7
                                         332,000  Assurant, Inc.                                        8,087,520      0.1
                                         103,300  Bristol West Holdings, Inc.                           2,117,650      0.0
                                         200,000  The Hartford Financial Services Group, Inc.          12,216,000      0.2
                                         150,000  Horace Mann Educators Corporation                     2,341,500      0.0
                                         365,100  Marsh & McLennan Companies, Inc.                     16,466,010      0.2
                                         325,000  MetLife, Inc.                                        11,212,500      0.1
                                         150,000  Prudential Financial, Inc.                            6,591,000      0.2
                                         433,400  The St. Paul Companies, Inc.                         17,626,378      0.2
                                         250,000  XL Capital Ltd. (Class A)                            19,087,500      0.2
                                                                                                  ---------------    ------
                                                                                                      205,696,558      2.5

             Leisure Equipment &         150,000  Eastman Kodak Company                                 3,868,500      0.0
             Products

             Machinery                    50,000  Deere & Company                                       3,402,000      0.0

             Media                       500,000  Comcast Corporation (Class A) (c)                    15,050,000      0.2
                                         400,000  EchoStar Communications Corporation (Class A) (c)    13,276,000      0.2
                                         650,000  Liberty Media Corporation (Class A) (c)               7,111,000      0.1
                                         444,278  NTL Incorporated (c)                                 25,221,662      0.3
                                         700,000  Time Warner Inc. (c)                                 11,774,000      0.1
                                         300,000  Viacom, Inc. (Class B)                               11,595,000      0.1
                                         252,000  The Walt Disney Company                               5,803,560      0.1
                                                                                                  ---------------    ------
                                                                                                       89,831,222      1.1

             Metals & Mining           1,500,000  AK Steel Holding Corporation (c)                      7,050,000      0.1
                                         250,000  Alcoa Inc.                                            7,687,500      0.1
                                         200,000  Arch Coal, Inc.                                       6,122,000      0.1
                                         100,000  CONSOL Energy Inc.                                    2,863,000      0.0
                                         667,400  Commonwealth Industries, Inc.                         5,272,460      0.1
                                         450,000  Freeport-McMoRan Copper & Gold, Inc. (Class B)       13,725,000      0.2
                                         175,000  Nucor Corporation                                    10,395,000      0.1
                                         150,000  United States Steel Corporation                       4,294,500      0.0
                                                                                                  ---------------    ------
                                                                                                       57,409,460      0.7

             Multi-Utilities &           600,000  The AES Corporation (c)                               5,202,000      0.1
             Unregulated Power         7,000,000  El Paso Corporation                                  49,070,000      0.6
                                         400,000  The Williams Companies, Inc.                          4,120,000      0.0
                                                                                                  ---------------    ------
                                                                                                       58,392,000      0.7

             Multiline Retail            100,000  Kohl's Corporation (c)                                4,179,000      0.1

             Office Electronics          330,000  Xerox Corporation (c)                                 4,431,900      0.1


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry++              Shares Held  Common Stocks                               (in U.S. dollars)  Net Assets
United       Oil & Gas                   200,000  Amerada Hess Corporation                        $    14,226,000      0.2%
States                                   600,000  ChevronTexaco Corporation                            54,900,000      0.7
(continued)                              200,000  ConocoPhillips                                       14,260,000      0.2
                                          50,000  Devon Energy Corporation                              3,060,000      0.0
                                         800,000  Exxon Mobil Corporation                              34,040,000      0.4
                                         900,000  Kerr-McGee Corporation                               44,037,000      0.5
                                         750,000  Marathon Oil Corporation                             25,170,000      0.3
                                         150,000  Noble Energy, Inc.                                    6,915,000      0.1
                                         550,000  Occidental Petroleum Corporation                     25,960,000      0.3
                                         400,000  Stone Energy Corporation (c)                         19,680,000      0.2
                                         100,000  Tom Brown, Inc. (c)                                   4,788,000      0.1
                                         400,000  Unocal Corporation                                   14,416,000      0.2
                                          67,500  Whiting Petroleum Corporation (c)                     1,711,125      0.0
                                                                                                  ---------------    ------
                                                                                                      263,163,125      3.2

             Paper & Forest              250,000  Bowater Incorporated                                 10,487,500      0.1
             Products                    272,200  Deltic Timber Corporation                             9,257,522      0.1
                                                                                                  ---------------    ------
                                                                                                       19,745,022      0.2

             Personal Products           200,000  The Gillette Company                                  8,184,000      0.1

             Pharmaceuticals             420,000  Abbott Laboratories                                  18,488,400      0.2
                                         750,000  Bristol-Myers Squibb Company                         18,825,000      0.2
                                         200,000  Eli Lilly and Company                                14,762,000      0.2
                                          50,000  IVAX Corporation (c)                                  1,065,000      0.0
                                         850,000  Johnson & Johnson                                    45,925,500      0.6
                                         600,000  Merck & Co., Inc.                                    28,200,000      0.3
                                       2,200,000  Pfizer, Inc.                                         78,672,000      0.9
                                         899,800  Schering-Plough Corporation                          15,053,654      0.2
                                         325,000  Wyeth                                                12,372,750      0.2
                                                                                                  ---------------    ------
                                                                                                      233,364,304      2.8

             Real Estate                 149,700  American Financial Realty Trust                       2,215,560      0.0
                                         100,000  Catellus Development Corporation                      2,155,000      0.0
                                         125,000  Cedar Shopping Centers Inc.                           1,456,250      0.0
                                         400,000  Friedman, Billings, Ramsey Group, Inc. (Class A)      7,400,000      0.1
                                           4,070  Marco Polo Investment Holdings Limited                5,698,000      0.1
                                         300,000  Nationwide Health Properties, Inc.                    5,439,000      0.1
                                         100,000  The St. Joe Company                                   3,920,000      0.0
                                                                                                  ---------------    ------
                                                                                                       28,283,810      0.3

             Road & Rail                 300,000  Swift Transportation Co., Inc. (c)                    5,076,000      0.1
                                          75,000  Union Pacific Corporation                             4,419,750      0.0
                                                                                                  ---------------    ------
                                                                                                        9,495,750      0.1

             Semiconductors &            700,000  Advanced Micro Devices, Inc. (c)                      9,954,000      0.1
             Semiconductor             1,000,000  Agere Systems Inc. (Class A) (c)                      2,260,000      0.1
             Equipment                   529,125  Agere Systems Inc. (Class B) (c)                      1,148,201      0.0
                                         398,200  Intel Corporation                                    10,245,686      0.1
                                       1,099,800  Lattice Semiconductor Corporation(c)                  7,830,576      0.1
                                         100,000  MIPS Technologies, Inc. (Class A) (c)                   663,000      0.0
                                                                                                  ---------------    ------
                                                                                                       32,101,463      0.4

             Software                    200,000  Borland Software Corporation(c)                       1,650,000      0.0
                                           1,000  Citrix Systems, Inc. (c)                                 19,050      0.0
                                       3,300,000  Computer Associates International, Inc.              88,473,000      1.1
                                         300,000  Compuware Corporation(c)                              2,295,000      0.0
                                       3,150,000  Microsoft Corporation (g)                            81,805,500      1.0
                                         300,000  Siebel Systems, Inc. (c)                              3,084,000      0.1
                                         100,000  THQ Inc. (c)                                          1,854,000      0.0
                                                                                                  ---------------    ------
                                                                                                      179,180,550      2.2


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry++              Shares Held  Common Stocks                               (in U.S. dollars)  Net Assets
United       Specialty Retail            300,000  Circuit City Stores--Circuit City Group         $     3,504,000      0.0%
States                                   600,000  The Home Depot, Inc.                                 21,114,000      0.3
(concluded)                              700,000  Toys 'R' Us, Inc. (c)                                10,815,000      0.1
                                                                                                  ---------------    ------
                                                                                                       35,433,000      0.4

             Textiles, Apparel &       1,000,000  Unifi, Inc. (c)                                       2,500,000      0.0
             Luxury Goods

             Tobacco                     300,000  Altria Group, Inc.                                   16,614,000      0.2
                                       2,100,000  DIMON Incorporated                                   14,553,000      0.2
                                                                                                  ---------------    ------
                                                                                                       31,167,000      0.4

             Wireless                  1,400,000  AT&T Wireless Services, Inc. (c)                     19,334,000      0.2
             Telecommunication
             Services

                                                  Total Common Stocks in the United States          2,369,369,001     28.4

                                                  Total Investments in Common Stocks
                                                  (Cost--$3,601,457,191)                            4,483,565,115     53.8



                                                  Mutual Funds
Cayman       Diversified               1,500,000  Vietnam Enterprise Investments Limited 'C' (c)        1,755,000      0.0
Islands      Financial Services

                                                  Total Mutual Funds in the Cayman Islands              1,755,000      0.0


South        Diversified Financial       500,000  Korea Fund                                            9,775,000      0.1
Korea        Services

                                                  Total Mutual Funds in South Korea                     9,775,000      0.1

                                                  Total Investments in Mutual Funds
                                                  (Cost--$7,676,572)                                   11,530,000      0.1


                                                  Preferred Stocks
Australia    Commercial Banks            492,000  National Australia Bank Limited
                                                  (7.875% Convertible)                                 17,667,720      0.2

                                                  Total Preferred Stocks in Australia                  17,667,720      0.2


Cayman       Insurance                   340,000  XL Capital Ltd. (6.50% Convertible)                   8,625,800      0.1
Islands

                                                  Total Preferred Stocks in the Cayman Islands          8,625,800      0.1


Germany      Chemicals                   105,862  Henkel KGaA                                           9,172,485      0.1

                                                  Total Preferred Stocks in Germany                     9,172,485      0.1


United       Communications                       Diva Systems Corp. (Convertible):
States       Equipment                 2,000,000     (Series C)                                                20      0.0
                                       2,000,000     (Series D)                                                20      0.0
                                                                                                  ---------------    ------
                                                                                                               40      0.0

             Diversified                 104,238  McLeodUSA Incorporated (7% Convertible, Series A)       469,071      0.0
             Telecommunication
             Services

                                                  Total Preferred Stocks in the United States             469,111      0.0

                                                  Total Investments in Preferred Stocks
                                                  (Cost--$48,719,399)                                  35,935,116      0.4


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry++              Shares Held  Warrants (d)                                (in U.S. dollars)  Net Assets
Russia       Communications               47,330  Metromedia International Group, Inc.            $            47      0.0%
             Equipment

                                                  Total Warrants in Russia                                     47      0.0


United       Diversified               3,710,433  Citigroup Inc.                                        3,636,224      0.1
States       Financial Services

             Diversified                  10,894  AboveNet, Inc.                                          272,350      0.0
             Telecommunication            12,816  AboveNet, Inc.                                          294,768      0.0
             Services                    230,981  McLeodUSA Incorporated                                   64,675      0.0
                                                                                                  ---------------    ------
                                                                                                          631,793      0.0

                                                  Total Warrants in the United States                   4,268,017      0.1

                                                  Total Investments in Warrants
                                                  (Cost--$9,073,555)                                    4,268,064      0.1



                             Currency       Face
                           Denomination   Amount  Fixed Income Securities
Brazil       Commercial       USD      2,000,000  Banco Nacional de Desenvolvimento Economico e
             Banks                                Social, 6.974% due 6/16/2008 (a)                      1,970,000      0.0

                                                  Total Fixed Income Securities in Brazil               1,970,000      0.0


Canada       Foreign                              Canadian Government Bonds:
             Government       CAD     69,300,000     3.50% due 6/01/2004                               50,446,268      0.6
             Obligations      CAD     68,900,000     4.25% due 12/01/2004                              50,733,747      0.6

                                                  Total Fixed Income Securities in Canada             101,180,015      1.2


Cayman       Commercial Banks                     SMFG Finance (Cayman) Ltd. (Convertible):
Islands                       JPY    661,000,000     2.25% due 7/11/2005                                4,838,929      0.0
                              JPY    200,000,000     2.25% due 7/11/2005                               15,992,660      0.2
                                                                                                  ---------------    ------
                                                                                                       20,831,589      0.2

             Oil & Gas        USD      4,750,000  Momenta Cayman, 2.50% due 8/01/2007
                                                  (Regulation S) (Convertible)                          4,803,437      0.1

                                                  Total Fixed Income Securities in the
                                                  Cayman Islands                                       25,635,026      0.3


Chile        Electric         USD     70,712,690  Empresa Electrica del Norte Grande SA, 4%
             Utilities                            due 11/05/2017                                       54,448,771      0.7

                                                  Total Fixed Income Securities in Chile               54,448,771      0.7


Europe       Commercial Banks                     European Investment Bank:
                              GBP     23,900,000     6% due 11/26/2004                                 42,671,645      0.5
                              EUR     38,750,000     3.50% due 10/15/2005                              47,167,351      0.6
                              GBP     60,200,000     6.125% due 12/07/2005                            109,082,928      1.3
                              EUR     30,700,000     4% due 1/15/2007                                  37,924,934      0.5
                              EUR     51,850,000     3.55% due 4/15/2008                               62,679,737      0.7

                                                  Total Fixed Income Securities in Europe             299,526,595      3.6


France       Commercial Banks EUR     39,150,000  ERAP, 2.875% due 7/12/2006                           47,214,355      0.5

             Containers &     USD      5,480,000  Crown Euro Holdings SA, 10.875% due 3/01/2013         6,384,200      0.1
             Packaging

             Diversified      EUR     19,879,480  Societe Fonciere Lyonnaise SA, 4% due
             Financial                            10/31/2004 (Convertible)                             27,941,857      0.3
             Services

             Oil & Gas        GBP      8,000,000  Reseau Ferre de France, 6.625% due 3/29/2005         14,411,219      0.2

             Software                             Infogrames Entertainment SA (Convertible):
                              EUR      3,517,400     1% due 7/01/2004                                   4,499,943      0.1
                              EUR      7,027,800     1.50% due 7/01/2005                                8,856,607      0.1
                              EUR      1,505,000     4% due 4/01/2009                                   1,458,759      0.0
                                                                                                  ---------------    ------
                                                                                                       14,815,309      0.2

                                                  Total Fixed Income Securities in France             110,766,940      1.3


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)

                             Currency       Face                                                    Value        Percent of
Country      Industry++    Denomination   Amount  Fixed Income Securities                     (in U.S. dollars)  Net Assets
Germany      Commercial                           Kreditanstalt fuer Wiederaufbau:
             Banks            GBP     27,975,000     4.125% due 6/07/2006                         $    48,808,066      0.6%
                              GBP      7,700,000     4.80% due 10/27/2006                              13,575,609      0.1
                              EUR     39,150,000     3.125% due 11/15/2006                             47,384,668      0.6
                                                                                                  ---------------    ------
                                                                                                      109,768,343      1.3

             Foreign          EUR    115,870,000  Bundesobligation, 5% due 8/19/2005                  143,652,481      1.7
             Government
             Obligations

                                                  Total Fixed Income Securities in Germany           253,420,824       3.0


India        Automobiles      USD      8,100,000  Tata Engineering & Locomotive Company Ltd.,
                                                  1% due 7/31/2008 (Convertible) (f)                   15,192,522      0.2

                                                  Total Fixed Income Securities in India               15,192,522      0.2


Japan        Commercial Banks JPY    475,000,000  The Bank of Fukuoka, Ltd., 1.10% due 9/28/2007
                                                  (Convertible)                                         5,407,945      0.1
                              JPY  1,485,000,000  The Bank of Kyoto, Ltd., 1.90% due 9/30/2009
                                                  (Convertible)                                        17,385,057      0.2
                                                                                                  ---------------    ------
                                                                                                       22,793,002      0.3

             Trading          JPY  1,385,000,000  Mitsubishi Corporation, 0% due 6/17/2011
             Companies &                          (Convertible) (b)                                    14,197,646      0.2
             Distributors

                                                  Total Fixed Income Securities in Japan               36,990,648      0.5


Luxembourg   Industrial                           Tyco International Group SA:
             Conglomerates    USD      6,600,000     5.875% due 11/01/2004                              6,729,769      0.1
                              EUR      2,725,000     4.375% due 11/19/2004                              3,291,094      0.0
                              USD      5,750,000     2.75% due 1/15/2018 (Convertible) (f)              7,525,312      0.1

                                                  Total Fixed Income Securities in Luxembourg          17,546,175      0.2


Mexico       Oil & Gas        GBP      4,930,000  Petroleos Mexicanos, 14.50% due 3/31/2006            10,054,016      0.1

                                                  Total Fixed Income Securities in Mexico              10,054,016      0.1


Netherlands  Electrical       EUR     22,850,000  Infineon Technology Holdings, 4.25% due
             Equipment                            2/06/2007 (Convertible)                              26,912,097      0.3

             Food Products    EUR     13,200,000  Royal Numico NV, 4.25% due 6/26/2005
                                                  (Regulation S) (Convertible)                         16,021,299      0.2

                                                  Total Fixed Income Securities in the
                                                  Netherlands                                          42,933,396      0.5


New Zealand  Foreign          NZD     15,000,000  New Zealand Index Linked Notes, 4.50% due
             Government                           2/14/2016                                            11,720,525      0.1
             Obligations

                                                  Total Fixed Income Securities in New Zealand         11,720,525      0.1


Sweden       Foreign          SEK    164,500,000  Swedish Government Index Linked Notes, 4%
             Government                           due 12/01/2008                                       26,569,524      0.3
             Obligations

                                                  Total Fixed Income Securities in Sweden              26,569,524      0.3


United       Diversified                          Colt Telecom Group PLC:
Kingdom      Telecommuni-     DEM     39,225,000     2% due 8/06/2005                                  27,046,750      0.3
             cation Services  EUR     20,150,000     2% due 3/29/2006                                  26,570,303      0.3
                              EUR      4,050,000     2% due 12/16/2006 (Regulation S)
                                                     (Convertible)                                      5,528,562      0.1
                              EUR     11,575,000     2% due 4/03/2007 (Regulation S)
                                                     (Convertible)                                     15,956,867      0.2
                                                                                                  ---------------    ------
                                                                                                       75,102,482      0.9

             Insurance        USD      7,000,000  Swiss Life Finance, 2% due 5/20/2005
                                                  (Convertible)                                         7,840,000      0.1

                                                  Total Fixed Income Securities in the
                                                  United Kingdom                                       82,942,482      1.0


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)

                             Currency       Face                                                    Value        Percent of
Country      Industry++    Denomination   Amount  Fixed Income Securities                     (in U.S. dollars)  Net Assets
United       Aerospace &      USD      3,700,000  GenCorp Inc., 5.75% due 4/15/2007               $     3,732,375      0.0%
States       Defense                              (Convertible)

             Airlines         USD      5,397,958  Northwest Airlines, Inc., 9.485% due 4/01/2015        4,218,430      0.0

             Biotechnology    USD     12,765,000  Abgenix, Inc., 3.50% due 3/15/2007
                                                  (Convertible)                                        12,749,044      0.1

             Capital Markets  USD      8,200,000  Gemstone Investors Limited, 7.71% due
                                                  10/31/2004 (f)                                        8,292,250      0.1

             Chemicals        USD      8,200,000  Corning Incorporated, 7% due 3/15/2007                8,210,250      0.1

             Commercial       USD      5,000,000  Safety-Kleen Corporation, Term, due
             Services &                           12/24/2007 (k)                                        5,300,000      0.1
             Supplies

             Communications   USD      5,790,000  Lucent Technologies Inc., 8% due 8/01/2031
             Equipment                            (Convertible)                                         6,463,087      0.1

             Construction &                       Foster Wheeler Ltd. (e):
             Engineering      USD     37,525,000     6.75% due 11/15/2005                              33,022,000      0.4
                              USD     44,200,000     6.50% due 6/01/2007 (Convertible)                 26,520,000      0.3
                              USD     14,150,000     6.50% due 6/01/2007 (Convertible) (f)              8,490,000      0.1
                              USD     13,235,000  J. Ray McDermott, SA, 11% due 12/15/2013 (f)         12,573,250      0.2
                              USD      4,150,000  McDermott Inc., 7.84% due 4/04/2005                   4,191,500      0.0
                              USD     35,100,000  The Shaw Group Inc., 0% due 5/01/2021
                                                  (Convertible) (b)(f)                                 23,780,250      0.3
                                                                                                  ---------------    ------
                                                                                                      108,577,000      1.3

             Containers &     USD      9,050,000  Anchor Glass Container Corporation, 11%
             Packaging                            due 2/15/2013                                        10,452,750      0.1
                              USD     13,319,000  Crown Cork & Seal Company, Inc., 7.50%
                                                  due 12/15/2096                                       11,054,770      0.1
                                                                                                  ---------------    ------
                                                                                                       21,507,520      0.2

             Diversified      USD     12,000,000  Level 3 Communications, Inc., 9.125% due
             Telecommunication                    5/01/2008                                             8,580,000      0.1
             Services                             MCI, Inc.:
                              USD     14,050,000     5.908% due 5/01/2007                              13,839,250      0.2
                              USD     14,050,000     6.688% due 5/01/2009                              13,277,250      0.2
                              USD     12,042,000     7.735% due 5/01/2014                              11,168,955      0.1
                                                  Metromedia International Group, Inc.:
                              USD    132,057,412     10.50% due 9/30/2007                              81,875,595      1.0
                              USD     29,120,000     Term, due 9/30/2008 (k)                           28,537,600      0.3
                              USD      3,034,690  WilTel Communications LLC, Term, due
                                                  9/08/2006 (k)                                         3,029,000      0.0
                                                                                                  ---------------    ------
                                                                                                      160,307,650      1.9

             Electric         USD      2,834,000  Southern California Edison Company, 5.875%
             Utilities                            due 9/01/2004                                         2,868,153      0.0

             Electronic       USD     76,700,000  Solectron Corporation, 0% due 11/20/2020
             Equipment &                          (Convertible) (b)                                    44,677,750      0.5
             Instruments

             Food Products    USD     12,325,000  Burns Philp Capital Property Ltd., 10.75%
                                                  due 2/15/2011                                        13,372,625      0.2

             Insurance        USD      4,220,000  Crum & Forster Holdings Corp., 10.375%
                                                  due 6/15/2013                                         4,663,100      0.1

             Media            USD      4,663,554  Avalon Cable LLC, 11.875% due 12/01/2008              4,955,026      0.1


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)

                             Currency       Face                                                    Value        Percent of
Country      Industry++    Denomination   Amount  Fixed Income Securities                     (in U.S. dollars)  Net Assets
United       Multi-Utilities  GBP      3,393,000  The AES Corporation, 8.375% due 3/01/2011       $     5,776,302      0.1%
States       & Unregulated                        Calpine Corporation:
(concluded)  Power            USD     10,200,000     7.625% due 4/15/2006                               8,466,000      0.1
                              USD      4,000,000     7.875% due 4/01/2008                               2,800,000      0.0
                              USD      8,200,000     8.75% due 7/15/2013 (f)                            7,257,000      0.1
                                                  Calpine Generating Company LLC (a)(f):
                              USD     28,300,000     5% due 4/01/2009                                  28,087,750      0.3
                              USD     15,500,000     7% due 4/01/2010                                  14,492,500      0.2
                                                                                                  ---------------    ------
                                                                                                       66,879,552      0.8

             Oil & Gas        USD      4,100,000  CITGO Petroleum Corporation, 11.375% due
                                                  2/01/2011                                             4,735,500      0.1

             Pharmaceuticals  USD      4,075,000  Valeant Pharmaceuticals International, 6.50%
                                                  due 7/15/2008 (Convertible)                           4,283,844      0.0

             Real Estate      USD     20,350,000  Marco Polo Investment Holdings Limited, 6.25%
                                                  due 9/30/2007                                        23,402,500      0.3

             Semiconductors & USD     22,400,000  Conexant Systems, Inc., 4% due 2/01/2007
             Semiconductor                        (Convertible)                                        22,092,000      0.3
             Equipment        USD     16,700,000  Hynix Semiconductor Manufacturing America Inc.,
                                                  8.25% due 5/15/2004                                  16,700,000      0.2
                              USD      9,050,000  LSI Logic Corporation, 4% due 11/01/2006,
                                                  (Convertible)                                         8,936,875      0.1
                                                                                                  ---------------    ------
                                                                                                       47,728,875      0.6

             Software         USD      4,950,000  Computer Associates International, Inc., 5%
                                                  due 3/15/2007 (Convertible) (f)                       6,069,937      0.1

             Textiles,        USD      9,714,360  Galey & Lord, Inc., Term, due 9/05/2009 (k)           6,022,903      0.1
             Apparel &
             Luxury Goods

             Wireless         USD     14,325,000  Nextel Communications, Inc., 5.25% due
             Telecommunication                    1/15/2010 (Convertible)                              14,432,437      0.2
             Services

                                                  Total Fixed Income Securities in the
                                                  United States                                      583,449,808       7.0

                                                  Total Investments in Fixed Income Securities
                                                  (Cost--$1,605,175,881)                            1,674,347,267     20.0



                                      Beneficial
                                        Interest  Other Interests (h)
United States                         19,750,000  AboveNet, Inc.                                              198      0.0
                                           5,700  McLeod USA Incorporated                                       0      0.0
                                      35,000,000  WilTel Communications Group, Inc.                           350      0.0

                                                  Total Investments in Other Interests
                                                  (Cost--$0)                                                  548      0.0

                                                  Total Long-Term Investments
                                                  (Cost--$5,272,102,598)                            6,209,646,110     74.4


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)

                             Currency       Face                                                    Value        Percent of
Country                    Denomination   Amount  Short-Term Securities                       (in U.S. dollars)  Net Assets
Australia    Time Deposits    AUD     41,269,559  Australian Time Deposit, 5.36% due 5/06/2004    $    29,804,875      0.4%

                                                  Total Short-Term Securities in Australia             29,804,875      0.4


Denmark      Time Deposits    DKK     32,904,979  Danish Time Deposit, 2.05% due 5/06/2004              5,300,586      0.1

                                                  Total Short-Term Securities in Denmark                5,300,586      0.1


Japan        Time Deposits    JPY  3,782,736,547  Japanese Time Deposit, 0.001% due 5/06/2004          34,277,890      0.4

                                                  Total Short-Term Investments in Japan                34,277,890      0.4


                            Beneficial Interest/
                                     Shares Held
United States                     $2,023,635,974  Merrill Lynch Liquidity Series, LLC Cash
                                                  Sweep Series I (i)                                2,023,635,974     24.2
                                  $   62,187,000  Merrill Lynch Liquidity Series, LLC Money
                                                  Market Series (i)(j)                                 62,187,000      0.7
                                      20,729,000  Merrill Lynch Premier Institutional Fund (i)(j)      20,729,000      0.3

                                                  Total Short-Term Investments in the
                                                  United States                                     2,106,551,974     25.2

                                                  Total Investments in Short-Term Securities
                                                  (Cost--$2,176,502,514)                            2,175,935,325     26.1

                                                  Total Investments (Cost--$7,448,605,112)         8,385,581,435     100.5




                                       Number of
Options                                Contracts  Call Options Written
                                           1,000  Andrx Group, expiring June 2004 at USD 25,
                                                  Broker UBS Warburg                                     (95,000)      0.0
                                           1,500  Comverse Technology, Inc., expiring October
                                                  2004 at USD 22.5, Broker UBS Warburg                   (52,500)      0.0
                                                  Lattice Semiconductor Corporation:
                                           3,000     expiring June 2004 at USD 7.50,
                                                     Broker Morgan Stanley                              (165,000)      0.0
                                           2,000     expiring June 2004 at USD 10,
                                                     Broker Morgan Stanley                               (50,000)      0.0
                                                  Lucent Technologies Inc.:
                                           5,500     expiring January 2005 at USD 5,
                                                     Broker CitiGroup Global Markets                    (137,500)      0.0
                                           5,000     expiring January 2005 at USD 5,
                                                     Broker Credit Suisse First Boston                  (125,000)      0.0
                                           3,000  McDermott International, Inc., expiring
                                                  November 2004 at USD 10, Broker CitiGroup
                                                  Global Markets                                        (315,000)      0.0
                                                  Nortel Networks Corporation:
                                          10,000     expiring September 2004 at USD 4,
                                                     Broker CitiGroup Global Markets                    (600,000)      0.0
                                          16,600     expiring January 2005 at USD 5,
                                                     Broker UBS Warburg                                 (996,000)      0.0


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)

                                       Number of                                                    Value        Percent of
Options                                Contracts  Call Options Written                        (in U.S. dollars)  Net Assets
                                           5,000  Quanta Services, Inc., expiring August 2004
                                                  at USD 7.50, Broker Morgan Stanley              $     (100,000)      0.0%
                                           1,000  THQ Inc., expiring September 2004 at
                                                  USD 20, Broker UBS Warburg                            (140,000)      0.0
                                           4,000  Tenet Healthcare Corporation, expiring
                                                  January 2005 at USD 10, Broker Morgan Stanley       (1,320,000)     (0.1)
                                           2,000  Tyson Foods, Inc. (Class A), expiring January
                                                  2005 at USD 17.50, Broker Morgan Stanley              (520,000)      0.0

                                                  Total Call Options Written
                                                  (Premiums Received--$7,428,379)                     (4,616,000)     (0.1)

             Total Investments, Net of Options Written (Cost--$7,441,176,733)                       8,380,965,435    100.4
             Liabilities in Excess of Other Assets                                                   (33,924,547)     (0.4)
                                                                                                  ---------------    ------
             Net Assets                                                                           $ 8,347,040,888    100.0%
                                                                                                  ===============    ======

++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

++++American Depositary Receipts (ADR).

(a)Floating rate note.

(b)Represents a zero coupon or step bond. The interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.

(c)Non-income producing security.

(d)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                           Net          Purchase                      Realized       Interest
Affiliate                                Activity         Cost        Sales Cost        Loss          Income
Foster Wheeler Ltd.                           --             --             --             --            +++
Foster Wheeler Ltd.:
   6.75% due 11/15/2005                       --             --             --             --     $1,265,410
   6.50% due 6/01/2007 (Convertible)          --             --             --             --     $1,428,650
   6.50% due 6/01/2007 (Convertible)          --             --             --             --     $  457,362
La Quinta Corporation                    900,000     $4,995,000             --             --            +++
Rouge Industries, Inc. (Class A)     (1,000,000)             --    $15,476,500  $(15,466,500)             --

+++ Non-income producing security.

(f)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(g)All or a portion of security held as collateral in connection with open financial futures contracts.

(h)Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(i)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                                                   Interest/
                                                                                    Net             Dividend
Affiliate                                                                         Activity           Income
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I                      $  837,344,704       $7,847,262
Merrill Lynch Liquidity Series, LLC Money Market Series                      $(180,364,121)       $  122,338
Merrill Lynch Premier Institutional Fund                                       (60,121,374)       $    9,482

(j)Security was purchased with the cash proceeds from securities loans.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004



Schedule of Investments (concluded)


(k)Floating rate corporate debt in which the Fund invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London Inter-Bank Offered
Rate), (ii) the prime rate offered by one or more major United States banks, or (iii) the certificate of deposit rate. Corporate loans represent 0.2% of the Fund's net assets.

Financial futures contracts purchased as of April 30, 2004 were as follows:

Number of                                                     Expiration                         Unrealized
Contracts            Issue                Exchange               Date            Face Value     Appreciation
   479                FTSE                 LIFFE              June 2004        $ 37,852,390      $   325,482
  1,301         Nikkei 225 Index           OSAKA              June 2004        $134,099,996        4,187,621
                                                                                                 -----------
Total Unrealized Appreciation--Net                                                               $ 4,513,103
                                                                                                 ===========

Financial futures contracts sold as of April 30, 2004 were as follows:

Number of                                                     Expiration                         Unrealized
Contracts            Issue                Exchange               Date            Face Value     Appreciation
   990          DJ Euro Stoxx 50       Euronext Paris         June 2004        $ 32,976,060      $   363,815
   83       Japanese Government Bond       Tokyo              June 2004        $105,003,840        1,700,410
   363           S&P 500 Index              NYSE              June 2004        $100,799,201          420,626
                                                                                                 -----------
Total Unrealized Appreciation--Net                                                               $ 2,484,851
                                                                                                 ===========

Forward foreign exchange contracts as of April 30, 2004 were as follows:

                                                                                                 Unrealized
Foreign                                                Settlement                               Appreciation
Currency Sold                                             Date                                 (Depreciation)
CAD  69,300,000                                        June 2004                                 $ 1,782,399
EUR  22,250,000                                         May 2004                                   (125,788)
                                                                                                 -----------
Total Unrealized Appreciation on Forward Foreign Exchange
Contracts--Net (USD Commitment--$78,663,482)                                                     $ 1,656,611
                                                                                                 ===========

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Statement of Assets and Liabilities

As of April 30, 2004
Assets

           Investments in unaffiliated securities, at value
           (including securities loaned of $79,449,198)
           (identified cost--$5,205,126,989)                                                                $ 6,138,674,261
           Investments in affiliated securities, at value
           (identified cost--$2,224,773,325)                                                                  2,246,907,174
           Unrealized appreciation on forward foreign exchange contracts                                          1,782,399
           Foreign cash (cost--$15,713,715)                                                                      16,924,686
           Receivables:
               Securities sold                                                            $    56,436,238
               Interest (including $56,408 from affiliates)                                    30,712,970
               Capital shares sold                                                             17,087,863
               Dividends                                                                       13,507,759
               Options written                                                                    712,583
               Securities lending--net34,375                                                  118,491,788
                                                                                          ---------------
           Prepaid expenses and other assets                                                                      1,487,839
                                                                                                            ---------------
           Total assets                                                                                       8,524,268,147
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                             82,916,000
           Unrealized depreciation on forward foreign exchange contracts                                            125,788
           Options written, at value (premiums received--$7,428,379)                                              4,616,000
           Deferred foreign capital gain tax                                                                     12,028,728
           Payables:
               Securities purchased                                                            54,701,984
               Capital shares redeemed                                                          8,561,118
               Investment adviser                                                               5,596,487
               Distributor                                                                      3,552,731
               Other affiliates                                                                 2,689,429
               Variation margin                                                                 2,438,994        77,540,743
                                                                                          ---------------   ---------------
           Total liabilities                                                                                    177,227,259

Net Assets

           Net assets                                                                                       $ 8,347,040,888
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 900,000,000 shares authorized                    $    20,957,021
           Class B Shares of Common Stock, $.10 par value, 2,000,000,000 shares authorized                       14,434,523
           Class C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                          9,198,872
           Class I Shares of Common Stock, $.10 par value, 450,000,000 shares authorized                         11,251,705
           Class R Shares of Common Stock, $.10 par value, 2,000,000,000 shares authorized                           64,020
           Paid-in capital in excess of par                                                                   7,247,649,918
           Undistributed investment income--net                                           $    41,598,073
           Undistributed realized capital gains on investments and foreign currency
           transactions--net                                                                   64,531,649
           Unrealized appreciation on investments and foreign currency transactions--net      937,355,107
                                                                                          ---------------
           Total accumulated earnings--net                                                                    1,043,484,829
                                                                                                            ---------------
           Net Assets                                                                                       $ 8,347,040,888
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $3,166,722,097 and 209,570,210 shares
           outstanding                                                                                      $         15.11
                                                                                                            ===============
           Class B--Based on net assets of $2,137,319,355 and 144,345,227 shares
           outstanding                                                                                      $         14.81
                                                                                                            ===============
           Class C--Based on net assets of $1,328,300,502 and 91,988,717 shares
           outstanding                                                                                      $         14.44
                                                                                                            ===============
           Class I--Based on net assets of $1,705,203,259 and 112,517,053 shares
           outstanding                                                                                      $         15.16
                                                                                                            ===============
           Class R--Based on net assets of $9,495,675 and 640,199 shares outstanding                        $         14.83
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Statement of Operations

For the Six Months Ended April 30, 2004
Investment Income

           Interest (net of $144,237 foreign withholding tax and including $10,998,684
           from affiliates)                                                                                 $    62,797,991
           Dividends (net of $2,604,959 foreign withholding tax)                                                 40,312,314
           Securities lending--net                                                                                  131,820
           Other                                                                                                    222,605
                                                                                                            ---------------
           Total income                                                                                         103,464,730
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $    29,442,554
           Account maintenance and distribution fees--Class B                                  10,902,785
           Account maintenance and distribution fees--Class C                                   5,581,622
           Account maintenance fees--Class A                                                    3,741,104
           Transfer agent fees--Class A                                                         1,925,098
           Transfer agent fees--Class B                                                         1,612,867
           Transfer agent fees--Class I                                                         1,001,608
           Transfer agent fees--Class C                                                           841,468
           Custodian fees                                                                         768,750
           Accounting services                                                                    737,441
           Printing and shareholder reports                                                       156,016
           Professional fees                                                                       96,088
           Registration fees                                                                       85,929
           Pricing fees                                                                            33,521
           Directors' fees and expenses                                                            27,373
           Account maintenance and distribution fees--Class R                                      10,439
           Transfer agent fees--Class R                                                             2,745
           Other                                                                                   83,217
                                                                                          ---------------
           Total expenses before waiver                                                        57,050,625
           Waiver of expenses                                                                 (2,120,644)
                                                                                          ---------------
           Total expenses after waiver                                                                           54,929,981
                                                                                                            ---------------
           Investment income--net                                                                                48,534,749
                                                                                                            ---------------

Realized & Unrealized Gain on Investments & Foreign Currency Transactions--Net

           Realized gain from:
               Investments--net                                                               176,905,869
               Foreign currency transactions--net                                              81,605,760       258,511,629
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net (net of $12,028,728 deferred foreign capital gain tax)        259,663,724
               Foreign currency transactions--net                                               9,538,141       269,201,865
                                                                                          ---------------   ---------------
           Total realized and unrealized gain on investments and foreign currency
           transactions--net                                                                                    527,713,494
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $   576,248,243
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Statements of Changes in Net Assets

                                                                                             For the Six        For the
                                                                                            Months Ended       Year Ended
                                                                                              April 30,       October 31,
Increase (Decrease) in Net Assets:                                                               2004             2003
Operations

           Investment income--net                                                         $    48,534,749   $   120,053,634
           Realized gain (loss) on investments and foreign currency transactions--net         258,511,629      (23,543,572)
           Change in unrealized appreciation/depreciation on investments and foreign
           currency transactions--net                                                         269,201,865     1,560,064,670
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                               576,248,243     1,656,574,732
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                       (64,217,130)      (74,507,813)
               Class B                                                                       (41,933,941)      (48,570,987)
               Class C                                                                       (20,153,132)      (16,481,877)
               Class I                                                                       (34,673,597)      (42,039,183)
               Class R                                                                           (22,689)           (2,459)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders              (161,000,489)     (181,602,319)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net increase in net assets derived from capital share transactions                 925,449,331         1,802,763
                                                                                          ---------------   ---------------

Net Assets

           Total increase in net assets                                                     1,340,697,085     1,476,775,176
           Beginning of period                                                              7,006,343,803     5,529,568,627
                                                                                          ---------------   ---------------
           End of period*                                                                 $ 8,347,040,888   $ 7,006,343,803
                                                                                          ===============   ===============
               *Undistributed investment income--net                                      $    41,598,073   $   154,063,813
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Financial Highlights
                                                                                        Class A
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              April 30,         For the Year Ended October 31,+++
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of period              $    14.27   $    11.17   $    12.50   $    14.30   $    14.77
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net***                                .11          .28          .35          .39          .44
           Realized and unrealized gain (loss) on
           investments and foreign currency
           transactions--net                                       1.07         3.23       (1.19)        (.20)          .90
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.18         3.51        (.84)          .19         1.34
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.34)        (.41)        (.48)        (.30)        (.68)
               In excess of investment income--net                   --           --           --           --         --++
               Realized gain on investments--net                     --           --        (.01)       (1.69)       (1.13)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.34)        (.41)        (.49)       (1.99)       (1.81)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    15.11   $    14.27   $    11.17   $    12.50   $    14.30
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                 8.35%++++       32.10%      (7.08%)        1.27%        9.86%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                               1.12%*        1.18%        1.19%        1.19%        1.13%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                              1.18%*        1.22%        1.22%        1.24%        1.18%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                1.51%*        2.28%        2.85%        2.92%        3.11%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $3,166,722   $2,675,367   $2,051,843   $1,846,554   $1,406,264
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    22.76%       45.28%       58.42%       44.87%       53.75%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Amount is less than $(.01) per share.

++++Aggregate total investment return.

+++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Financial Highlights (continued)
                                                                                        Class B
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of period              $    13.99   $    10.96   $    12.25   $    14.04   $    14.52
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net***                                .05          .19          .25          .27          .33
           Realized and unrealized gain (loss) on
           investments and foreign currency
           transactions--net                                       1.05         3.15       (1.16)        (.19)          .88
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.10         3.34        (.91)          .08         1.21
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.28)        (.31)        (.37)        (.18)        (.56)
               In excess of investment income--net                   --           --           --           --         --++
               Realized gain on investments--net                     --           --        (.01)       (1.69)       (1.13)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.28)        (.31)        (.38)       (1.87)       (1.69)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    14.81   $    13.99   $    10.96   $    12.25   $    14.04
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                 7.97%++++       31.05%      (7.75%)         .47%        9.05%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                               1.89%*        1.96%        1.96%        1.96%        1.90%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                              1.94%*        2.00%        2.00%        2.00%        1.95%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 .72%*        1.52%        2.04%        2.08%        2.40%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $2,137,319   $2,094,428   $1,787,415   $2,650,313   $3,611,061
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    22.76%       45.28%       58.42%       44.87%       53.75%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Amount is less than $(.01) per share.

++++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Financial Highlights (continued)
                                                                                        Class C
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of period              $    13.66   $    10.72   $    12.02   $    13.83   $    14.33
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net***                                .06          .17          .25          .27          .32
           Realized and unrealized gain (loss) on
           investments and foreign currency
           transactions--net                                       1.01         3.10       (1.14)        (.19)          .87
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.07         3.27        (.89)          .08         1.19
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.29)        (.33)        (.40)        (.20)        (.56)
               In excess of investment income--net                   --           --           --           --         --++
               Realized gain on investments--net                     --           --        (.01)       (1.69)       (1.13)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.29)        (.33)        (.41)       (1.89)       (1.69)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    14.44   $    13.66   $    10.72   $    12.02   $    13.83
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                 7.95%++++       31.03%      (7.76%)         .42%        9.07%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                               1.89%*        1.96%        1.96%        1.97%        1.91%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                              1.95%*        2.00%        2.00%        2.01%        1.95%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 .76%*        1.45%        2.10%        2.12%        2.36%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $1,328,301   $  865,342   $  521,679   $  346,124   $  312,568
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    22.76%       45.28%       58.42%       44.87%       53.75%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Amount is less than $(.01) per share.

++++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Financial Highlights (continued)
                                                                                        Class I
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              April 30,         For the Year Ended October 31,+++
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of period              $    14.31   $    11.20   $    12.53   $    14.33   $    14.79
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net***                                .13          .32          .38          .42          .48
           Realized and unrealized gain (loss) on
           investments and foreign currency
           transactions--net                                       1.07         3.23       (1.19)        (.20)          .90
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.20         3.55        (.81)          .22         1.38
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.35)        (.44)        (.51)        (.33)        (.71)
               In excess of investment income--net                   --           --           --           --         --++
               Realized gain on investments--net                     --           --        (.01)       (1.69)       (1.13)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.35)        (.44)        (.52)       (2.02)       (1.84)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    15.16   $    14.31   $    11.20   $    12.53   $    14.33
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                 8.53%++++       32.42%      (6.83%)        1.52%       10.20%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                .87%*         .94%         .94%         .94%         .88%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               .93%*         .97%         .98%         .98%         .93%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                1.76%*        2.55%        3.09%        3.14%        3.40%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $1,705,203   $1,370,866   $1,168,632   $1,284,915   $1,224,613
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    22.76%       45.28%       58.42%       44.87%       53.75%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Amount is less than $(.01) per share.

++++Aggregate total investment return.

+++Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004


Financial Highlights (concluded)

                                                                                                     Class R

The following per share data and ratios have been derived                                  For the Six     For the Period
from information provided in the financial statements.                                     Months Ended  January 3, 2003++
                                                                                            April 30,      to October 31,
Increase (Decrease) in Net Asset Value:                                                        2004             2003
Per Share Operating Performance

           Net asset value, beginning of period                                               $      14.04     $      11.43
                                                                                              ------------     ------------
           Investment income--net***                                                                   .12              .08
           Realized and unrealized gain on investments and foreign currency transactions--net         1.02             2.71
                                                                                              ------------     ------------
           Total from investment operations                                                           1.14             2.79
                                                                                              ------------     ------------
           Less dividends from investment income--net                                                (.35)            (.18)
                                                                                              ------------     ------------
           Net asset value, end of period                                                     $      14.83     $      14.04
                                                                                              ============     ============

Total Investment Return**

           Based on net asset value per share                                                    8.20%++++       24.57%++++
                                                                                              ============     ============

Ratios to Average Net Assets

           Expenses, net of waiver                                                                  1.35%*           1.42%*
                                                                                              ============     ============
           Expenses                                                                                 1.41%*           1.47%*
                                                                                              ============     ============
           Investment income--net                                                                   1.51%*           1.93%*
                                                                                              ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                                           $      9,496     $        341
                                                                                              ============     ============
           Portfolio turnover                                                                       22.76%           45.28%
                                                                                              ============     ============

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Commencement of operations.

++++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004



Notes to Financial Statements (continued)


(b) Repurchase agreements--The Fund may invest in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004



Notes to Financial Statements (continued)


* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(j) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004



Notes to Financial Statements (continued)


MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of .75% to .70%, from .70% to .65% for average daily net assets in excess of $5 billion, from .65% to ..625% for average daily net assets in excess of $7.5 billion, and from .625% to .60% for average daily net assets in excess of $10 billion. For the six months ended April 30, 2004, MLIM earned fees of $29,442,554, of which $2,120,644 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended April 30, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                 FAMD                 MLPF&S

Class A                      $142,165             $1,858,900
Class I                      $  5,373             $   58,647


For the six months ended April 30, 2004, MLPF&S received contingent deferred sales charges of $677,634 and $84,889 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $100 and $15,070 relating to transactions subject to front-end sales charge waivers in Class A and Class I Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of April 30, 2004, the Fund lent securities with a value of $13,144,670 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended April 30, 2004, MLIM, LLC received $56,684 in securities lending agent fees.

In addition, MLPF&S received $217,081 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended April 30, 2004, the Fund reimbursed MLIM
$77,676 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004



Notes to Financial Statements (continued)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were $1,657,120,726 and $1,502,228,021, respectively.

Net realized gains (losses) for the six months ended April 30, 2004 and net unrealized appreciation/depreciation as of April 30, 2004 were as follows:


                                                         Unrealized
                                        Realized      Appreciation/
                                  Gains (Losses)       Depreciation

Long-term investments             $  169,019,046    $   937,543,512
Short-term investments                        --          (567,189)
Options written                          357,478          2,812,379
Financial futures contracts            7,529,345          6,997,954
Deferred foreign capital
   gain tax                                   --       (12,028,728)
Forward foreign exchange
   contracts                        (15,471,211)          1,656,611
Foreign currency transactions         97,076,971            940,568
                                  --------------    ---------------
Total                             $  258,511,629    $   937,355,107
                                  ==============    ===============


As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $940,854,944, of which $1,236,625,810 related to appreciated securities and $295,770,866 related to depreciated securities. At April 30, 2004, the aggregate cost of investments, net of options written, for Federal income tax purposes was $7,440,110,491.

Transactions in call options written for the six months ended April 30, 2004 were as follows:


                                       Number of           Premiums
                                       Contracts           Received

Outstanding call options
   written, beginning of period           27,967    $     4,312,107
Options written                           61,600          7,857,733
Options exercised                       (12,000)        (2,219,897)
Options expired                          (6,000)          (967,329)
Options closed                          (11,967)        (1,554,235)
                                  --------------    ---------------
Outstanding call options
   written, end of period                 59,600    $     7,428,379
                                  ==============    ===============


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $925,449,331 and $1,802,763 for the six months ended April 30, 2004 and the year ended October 31, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
April 30, 2004                            Shares             Amount

Shares sold                           17,115,277    $   258,142,143
Automatic conversion of shares        13,542,037        206,522,683
Shares issued to shareholders
   in reinvestment of dividends        3,845,076         55,522,904
                                  --------------    ---------------
Total issued                          34,502,390        520,187,730
Shares redeemed                     (12,423,018)      (187,495,801)
                                  --------------    ---------------
Net increase                          22,079,372    $   332,691,929
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended October 31, 2003                    Shares             Amount

Shares sold                           15,097,056    $   193,234,872
Automatic conversion of shares        14,318,884        179,016,190
Shares issued to shareholders
   in reinvestment of dividends        5,328,212         64,294,022
                                  --------------    ---------------
Total issued                          34,744,152        436,545,084
Shares redeemed                     (30,970,261)      (377,874,426)
                                  --------------    ---------------
Net increase                           3,773,891    $    58,670,658
                                  ==============    ===============


Class B Shares for the
Six Months Ended                                             Dollar
April 30, 2004                            Shares             Amount

Shares sold                           18,136,995    $   268,249,958
Shares issued to shareholders
   in reinvestment of dividends        2,567,370         36,430,975
                                  --------------    ---------------
Total issued                          20,704,365        304,680,933
Automatic conversion of shares      (13,803,861)      (206,522,683)
Shares redeemed                     (12,265,380)      (181,487,808)
                                  --------------    ---------------
Net decrease                         (5,364,876)    $  (83,329,558)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended October 31, 2003                    Shares             Amount

Shares sold                           28,071,365    $   349,975,832
Shares issued to shareholders
   in reinvestment of dividends        3,558,116         42,009,094
                                  --------------    ---------------
Total issued                          31,629,481        391,984,926
Automatic conversion of shares      (14,592,489)      (179,016,190)
Shares redeemed                     (30,471,040)      (365,563,003)
                                  --------------    ---------------
Net decrease                        (13,434,048)    $ (152,594,267)
                                  ==============    ===============



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004



Notes to Financial Statements (continued)


Class C Shares for the
Six Months Ended                                             Dollar
April 30, 2004                            Shares             Amount

Shares sold                           31,228,898    $   451,744,188
Shares issued to shareholders
   in reinvestment of dividends        1,285,488         17,791,151
                                  --------------    ---------------
Total issued                          32,514,386        469,535,339
Shares redeemed                      (3,874,839)       (55,989,847)
                                  --------------    ---------------
Net increase                          28,639,547    $   413,545,492
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended October 31, 2003                    Shares             Amount

Shares sold                           21,640,996    $   270,667,857
Shares issued to shareholders
   in reinvestment of dividends        1,251,418         14,503,688
                                  --------------    ---------------
Total issued                          22,892,414        285,171,545
Shares redeemed                      (8,229,751)       (97,017,809)
                                  --------------    ---------------
Net increase                          14,662,663    $   188,153,736
                                  ==============    ===============


Class I Shares for the
Six Months Ended                                             Dollar
April 30, 2004                            Shares             Amount

Shares sold                           23,291,351    $   354,366,587
Shares issued to shareholders
   in reinvestment of dividends        2,028,277         29,349,161
                                  --------------    ---------------
Total issued                          25,319,628        383,715,748
Shares redeemed                      (8,605,803)      (130,439,023)
                                  --------------    ---------------
Net increase                          16,713,825    $   253,276,725
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended October 31, 2003                    Shares             Amount

Shares sold                           19,863,714    $   252,528,691
Shares issued to shareholders
   in reinvestment of dividends        2,991,641         36,070,195
                                  --------------    ---------------
Total issued                          22,855,355        288,598,886
Shares redeemed                     (31,419,030)      (381,356,528)
                                  --------------    ---------------
Net decrease                         (8,563,675)    $  (92,757,642)
                                  ==============    ===============


Class R Shares for the
Six Months Ended                                             Dollar
April 30, 2004                            Shares             Amount

Shares sold                              772,999    $    11,639,087
Shares issued to shareholders
   in reinvestment of dividends            1,583             22,468
                                  --------------    ---------------
Total issued                             774,582         11,661,555
Shares redeemed                        (158,686)        (2,396,812)
                                  --------------    ---------------
Net increase                             615,896    $     9,264,743
                                  ==============    ===============


Class R Shares for the Period
January 3, 2003++ to                                         Dollar
October 31, 2003                          Shares             Amount

Shares sold                               27,169    $       369,664
Shares issued to shareholders
   in reinvestment of dividends              191              2,459
                                  --------------    ---------------
Total issued                              27,360            372,123
Shares redeemed                          (3,057)           (41,845)
                                  --------------    ---------------
Net increase                              24,303    $       330,278
                                  ==============    ===============

++Commencement of operations.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended April 30, 2004.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004



Notes to Financial Statements (concluded)


6. Capital Loss Carryforward:
On October 31, 2003, the Fund had a net capital loss carryforward of $183,024,935, of which $38,618,662 expires in 2010 and $144,406,273 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


7. Commitments:
At April 30, 2004, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $22,617,000 and $41,826,000, respectively.


8. Plan of Reorganization:
On May 10, 2004, Merrill Lynch Global Balanced Fund's shareholders approved a plan of reorganization, subject to certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of Merrill Lynch Global Balanced Fund in exchange for newly issued shares of the Fund. Both Funds have a similar investment objective.




Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Dennis W. Stattman, Vice President and
   Senior Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary


Charles C. Reilly, Director of Merrill Lynch Global Allocation Fund, Inc., has recently retired. The Fund's Board of Directors wishes
Mr. Reilly well in his retirement.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., APRIL 30, 2004



Item 2 -Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Allocation Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Global Allocation Fund, Inc.


Date: June 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Global Allocation Fund, Inc.


Date: June 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Allocation Fund, Inc.


Date: June 18, 2004